                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


          Date of Report (date of earliest event report) September 18, 2000
                                                         ------------------

         First Union National Bank (as Representative under a Sale and Servicing Agreement dated as of February 28, 1999 providing for the issuance of The Money Store Investment Corporation Trust, Series 1999-1) and each of the
                                  Originators
                     listed on Schedule A attached hereto.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


              *                    333-32775                   *
--------------------------------------------------------------------------------
 State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)          File Number)             ID Number)


  c/o First Union National Bank, 401 South Tryon Street - NC1179 Charlotte, NC
  ----------------------------------------------------------------------------
                                     28288
                                     -----
                    (Address of principal executive officer)

       Registrant's Telephone Number, including area code: (916) 617-2628


   -------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


*  See Schedule A

Item 5     Other Events
           ------------

           Attached herein as Exhibit 20.1 hereto is a copy of the Monthly Statements sent to Class A Certificate holders with respect to the April 15, 1999 through August 15, 2000 Remittance Dates.

Item 7     Financial Statements and Exhibits
           ---------------------------------



Item 601 (a) of Regulation
S-K Exhibit Number
------------------

20.1 Monthly statements to Class A Certificate holders with respect to the April 15, 1999 through August 15, 2000 Remittance Dates.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


FIRST UNION NATIONAL BANK



By: \s\ Stephanie Callahan
Name:  Stephanie Callahan
Title: Assistant Vice President                     Dated: September 15, 2000

                                 Exhibit Index
                                 -------------


20.1 Monthly statement sent to Class A Certificate holders with respect to the April 15, 1999 through August 15, 2000 Remittance Dates.

                                   Schedule A
                                   ----------

                                         State of             IRS Employer
Registrant                               Incorporation        ID Number
----------                               -------------        -----------
TMS Mortgage Inc.                        New Jersey           22-3217781
The Money Store/D.C. Inc.                D.C.                 22-2133027
The Money Store/Kentucky Inc.            Kentucky             22-2459832
The Money Store Home Equity Corp.        Kentucky             22-2522232
The Money Store/Minnesota Inc.           Minnesota            22-3003495